UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 27, 2006
Hanover Compressor Company

(Exact name of registrant as specified in its charter)

Delaware	1-13071	76-0625124

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 N. Houston Rosslyn Road Houston, Texas	77086

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (281) 447-8787
Not Applicable

Former Name or former address, if changed since last report
Hanover Compression Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	1-31934	75-2344249

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 N. Houston Rosslyn Road Houston, Texas	77086

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (281) 447-8787
Not Applicable

Former Name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
     On March 27, 2006, Hanover Compressor Company (“Hanover”) and Hanover Compression Limited Partnership (“HCLP”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among Hanover, HCLP and J.P. Morgan Securities Inc., as representative of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale by Hanover of $150,000,000 aggregate principal amount of Hanover’s 7.5% Senior Notes due 2013 (the “Notes”), which are fully and unconditionally guaranteed on a senior subordinated basis by HCLP. Hanover expects delivery of the Notes will be made under the Underwriting Agreement on or about March 31, 2006.
     The Underwriting Agreement contains customary representations, warranties and agreements by Hanover and HCLP, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. Hanover and HCLP have agreed with the Underwriters not to offer or sell any debt securities issued or guaranteed by Hanover or HCLP having a term of more than one year (other than the Notes) for a period of 90 days after the date of the Underwriting Agreement without the prior written consent of J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
     The Underwriters or their affiliates have from time to time provided investment banking, commercial banking and financial advisory services to Hanover and its affiliates, for which they have received customary compensation. The Underwriters and their affiliates may provide similar services in the future. In particular, affiliates of certain of the Underwriters are lenders under Hanover’s and HCLP’s bank credit facility. Wachovia Capital Markets, LLC is an affiliate of the trustee for the notes, Wachovia Bank, National Association. Furthermore, affiliates of certain of the Underwriters are holders of the Zero Coupon Subordinated Notes being redeemed with the proceeds of this offering.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated March 27, 2006 by and among Hanover Compressor Company, Hanover Compression Limited Partnership and J.P. Morgan Securities Inc., as representative of the several Underwriters named therein

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Hanover Compressor Company
March 27, 2006	By:	/s/ Anita H. Colglazier
		Name:	Anita H. Colglazier
		Title:	Vice President and Controller

Hanover Compression Limited Partnership
March 27, 2006	By:	/s/ Anita H. Colglazier
		Name:	Anita H. Colglazier
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 27, 2006 by and among Hanover Compressor Company, Hanover Compression Limited Partnership and J.P. Morgan Securities Inc., as representative of the several Underwriters named therein